UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Cardax, Inc. (the “Company”) on August 19, 2014 (the “Original 8-K”). The Company is amending Item 9.01 of the Original 8-K to replace the Collaboration Agreement dated August 18, 2014, made by and between Capsugel US, LLC and its affiliates and Cardax, Inc. and its affiliates, that was filed as Exhibit 10.1 to the Original 8-K. The Company has modified certain redactions of the agreement provided in Exhibit 10.1, in response to information it disclosed in its Registration Statement on Form S-1, Registration No. 33-195745, for which the Company no longer request confidential treatment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Collaboration Agreement, dated as of August 18, 2014, by and between Capsugel US, LLC and its affiliates and Cardax, Inc. and its affiliates*

* Confidential treatment has been requested for this exhibit, and confidential portions have been filed separately with the Securities and Exchange Commission

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2014

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull
Chief Executive Officer

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